KIMBALL ELECTRONICS 1 Investor Presentation Second Quarter Fiscal Year 2021 Exhibit 99.1

KIMBALL ELECTRONICS 2 KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995. The statements may be identified by the use of words such as “expect,” “should,” “goal,” “predict,” “will,” “future,” “optimistic,” “confident,” and “believe.” These forward-looking statements are subject to risks and uncertainties including without limitation, global economic conditions, the geopolitical environment, global health emergencies including the COVID-19 pandemic, and our ability to convert new business opportunities into customers and revenue. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and other filings with the Securities and Exchange Commission (the “SEC”). This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners’ equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income/Margin, Adjusted Net Income/Margin, Adjusted EBITDA/Margin, Tangible Book Value, Tangible Book Value per Share, Adjusted Earnings Per Share, and Return on Invested Capital (ROIC), which have been adjusted for changes in the fair value of the supplemental employee retirement plan (“SERP”), proceeds from lawsuit settlements, goodwill impairment, expense related to adjustments after the measurement period of the GES acquisition, a bargain purchase gain, and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of the SERP liability, the lawsuit proceeds, the goodwill impairment, the expense related to adjustments after the measurement period of the GES acquisition, the bargain purchase gain, and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics.

KIMBALL ELECTRONICS 3 KIMBALL ELECTRONICS (Nasdaq: KE) // Who We Are Global manufacturing solutions provider of contract electronics and diversified manufacturing services used in… Automotive, Industrial, Medical & Public Safety Industries Focused on non-commodity products and components that require … complexity, quality, reliability, and durability 6,500+ employees in 9 countries Headquarters: Jasper, Indiana Established in 1961 Nasdaq: KE Market Cap*: $676 M TTM Revenue**: $1.23 B FYE: June 30 *As of March 19, 2021 ** For the twelve months ended December 31, 2020

KIMBALL ELECTRONICS 4 KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue growth • Focus on secular growth trends • Positive outsourcing trends • Market share gains Above Average Revenue Growth Sustainable Competitive Advantage Opportunities to Expand Profitability and Returns Track record of disciplined capital allocation decisions • Investment focus on ROIC • Repurchased $79.7 million (5.3 million shares) of common stock since October 2015 • $94 million in cash… $205 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million Significant barriers to entry • Focus in areas that require complexity, regulatory approval, and durable electronics • Sustainable long-term customer relationships Predictable & Recurring Revenue Strong Balance Sheet • 10 year+ relationships with 79% (as a % of revenue) of customers* • 3 to 10 year typical program life • Utilization rates increase • New customer programs mature • Contribution from new strategic investments * At or for the six months ended December 31, 2020

KIMBALL ELECTRONICS 5 KIMBALL ELECTRONICS (Nasdaq: KE) // What We Do MEDICAL 33%* • Sleep Therapy and Respiratory Care • Medical Imaging and Guided Therapy • In Vitro Diagnostics • Drug Delivery • AED • Climate Controls • Automation Controls • Operator Interface • Optical Inspection • Smart Metering INDUSTRIAL 23%* AUTOMOTIVE 38%* • Electronic Power Steering • Body Controls • Occupant Safety • Automated Driver Assist Systems • Thermal Imaging • Fire Detection • First Responder Electronics • Security PUBLIC SAFETY 5%* $1.2B FY 2020 NET SALES Contract Manufacturer of non-commodity products and components that require complexity, quality, reliability, and durability OTHER 1%* *As a % of FY2020 total revenue; Unaudited

KIMBALL ELECTRONICS 6 KIMBALL ELECTRONICS (Nasdaq: KE) // Our Value Proposition/Competitive Moat Global consistency - Single instance of SAP supports manufacturing operations globally. Standard lean six sigma practices shared across all facilities. Deep domain expertise - Experienced body of knowledge required for high quality, high reliability, highly complex, and durable electronics. Regulatory compliance & industry certifications - FDA, ISO, UL, CSA, RoHS, WEEE, HALT, HASS, IPC, J-STD Global Footprint – Support global OEMs in all areas of the world. More easily allows programs to be single sourced.

KIMBALL ELECTRONICS 7 KIMBALL ELECTRONICS (Nasdaq: KE) // Global Footprint 1.3 million square feet of owned manufacturing space Reynosa, Mexico Tampa, FL Jasper, IN Poznan, Poland Laem Chabang, Thailand Nanjing, ChinaTimisoara, Romania Indianapolis, IN San Jose, CA Suzhou, China Trivandrum, India Chiba, Japan Ho Chi Minh City, Vietnam

KIMBALL ELECTRONICS 8 Typical Program Length Automotive: 5-7 years Medical: 10 years Industrial: 3-5 years KIMBALL ELECTRONICS (Nasdaq: KE) // Sustainable Long-Term Customer Relationships Programs are mostly single sourced Recurring revenue Long-term predictable revenue enables multi-year planning Enables projects focused on multi-year ROIC More than 10 Years 30 Customers 5-10 Years 22 Customers Less than 5 Years 18 Customers 4% 17% 79% % of Net Sales 1HFY’21

KIMBALL ELECTRONICS 9 KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities • Automated Driver Assistance Systems (“ADAS”) • Infotainment Systems • Passenger Safety Systems • Mobility/Vehicle Management • Electric Vehicles • Redundant Systems for Self Driving Cars Sources: Clemson University; THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. Global Automotive electronics assembly value to grow 8.3% through 2022 Increasing electronic content per vehicle

KIMBALL ELECTRONICS 10 KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrend Opportunities * THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. • Aging Population • Affordability/Increasing Access to Care • Connected Care to Improve Patient Outcomes • Decreasing Device Size • Connected Drug Delivery Global Medical electronics assembly value to grow 6.2% through 2022 Healthcare Growth Global Industrial electronics assembly value to grow 5.9% through 2022

KIMBALL ELECTRONICS 11 Industry 4.0 Strategy for Success Our Industry 4.0 strategy is to leverage a digital framework focused on meeting customer requirements and enhancing competitiveness by accelerating continuous improvement, sharing best practices, and process automation and optimization. EMTab, a product of GES, is an AI-driven, active, web-based, data-gathering and analysis-management system facilitating Industry 4.0. REAL-TIME DATA COLLECTION FOR ELECTRONIC PROCESS CONTROLS AUTOMATION & ROBOTICS PREDICTIVE ANALYSIS TO IMPROVE QUALITY AND RELIABILITY MACHINE LEARNING SMART MAINTENANCE KIMBALL ELECTRONICS (Nasdaq: KE) // Rapid Change for Traditional Manufacturing

KIMBALL ELECTRONICS 12 KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Target end markets with strong secular growth Make investments that enable greater strategic customer engagement and enhance return profile Leveraging existing assets & continuously improving efficiencies

KIMBALL ELECTRONICS 13 KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value End Markets with Secular Growth - Automotive Representative Customers Kimball Automotive Growth CAGR 2012-2017** 5.9% CAGR 2015-2020 9% (4)% FY20 vs FY19 CAGR 2017-2022** 8.3% (Unaudited) 1 in 5 light vehicles have a Kimball Part 38% of Revenue* • Electronic Power Steering • Body Controls • Occupant Safety • Automated Driver Assist Systems AUTOMOTIVE *As a % of FY2020 total revenue ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp . Market Growth

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value

End Markets with Secular Growth - Medical

Kimball Medical Growth

CAGR 2015-2020

10% ↑

FY20 vs FY19 Growth

8% ↑



33% of Revenue*

MEDICAL

- Sleep Therapy and Respiratory Care
- Medical Imaging and Guided Therapy
- In Vitro Diagnostics
- Drug Delivery
- AED

Market Growth

CAGR 2012-2017**

5.1% ↑

CAGR 2017-2022**

6.2% ↑

Representative Customers

ZOLL Medical

PHILIPS Healthcare

kaléo

SIEMENS Healthcare

stryker

*As a % of FY2020 total revenue

** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp.

(Unaudited)

KIMBALL ELECTRONICS 14

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value

End Markets with Secular Growth – Industrial

Kimball Industrial Growth

CAGR 2015-2020	FY20 vs FY19 Growth
6% ↑	6% ↑



23% of Revenue*

INDUSTRIAL

- Climate Controls
- Automation Controls
- Operator Interface
- Optical Inspection
- Smart Metering

Market Growth

CAGR 2012-2017**	CAGR 2017-2022**
2.5% ↑	5.9% ↑

Representative Customers

Honeywell

Ingersoll Rand Inspiring Progress™

REGAL

GRUNDFOS®

*As a % of FY2020 total revenue

** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp.

(Unaudited)

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KIMBALL ELECTRONICS 16 KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value ROIC Measured Over Multiple Years As new programs mature, volumes ramp, and cost efficiencies are gained Increased launch activity in recent years has put near term pressure on profitability/returns ROIC measured over multiple years Programs are mostly single sourced Pr of ita bi lit y Time (3 to 10 years) Initial investments volume ramp and utilization improves Efficiencies from sourcing & process improvement End of product life Efficiencies offset by pricing pressure Program Life-Cycle

KIMBALL ELECTRONICS 17 Electronics Manufacturing Services Outsourced Manufacturing Services Diversified Contract Manufacturing Services Automation, Test & Measurement Enhance profitability/return - Attractive margin and return profile Offer Turnkey Solutions & Package of Value Greater strategic customer engagement – Engaged in the decision to build internally or contract, as well as the decision of “How to build it” Enhance profitability/return with businesses that include proprietary products, software, and services Leverage AT&M technologies across all market verticals – Create new revenue opportunities and improve manufacturing efficiencies/quality Add manufacturing services for non-electronic components Expand capabilities to manufacture, install, and service manufacturing systems Organic Growth M&A Investments that Increase Customer Engagement Ex pa nd in g So lu ti on S et KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Our Strategy: Developing Into A Multifaceted Manufacturing Solutions Provider

KIMBALL ELECTRONICS 18 KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Review Revenue Growth, Margin Expansion, and Strong Financial Profile

KIMBALL ELECTRONICS 19 KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Targets 8% Revenue Growth 4.5% Operating Margin 12.5% Operating ROIC

KIMBALL ELECTRONICS 20 KIMBALL ELECTRONICS (Nasdaq: KE) // Revenue Performance Target 8% - Achieving above target growth rates (Unaudited) REVENUE BY VERTICAL MARKETREVENUE PERFORMANCE 9% CAGR FY2016 to FY2020 • 2% Growth FY20 (ended 6/30/20) 41% 44% 40% 38% 42% 41% 28% 29% 31% 33% 30% 33% 22% 20% 22% 23% 21% 21% 7% 6% 6% 5% 5% 4% 2% 1% 1% 1% 2% 1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY17 FY18 FY19 FY20 1HFY20 1HFY21 Automotive Medical Industrial Public Safety Other

KIMBALL ELECTRONICS 21 KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends (Unaudited) •Adjusted Operating Income and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. ** Adjusted EBITDA and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. Target 4.5% Operating Margin Expect improvement from maturity of new programs and integration of GES operations ADJUSTED OPERATING INCOME/MARGIN* IN $ MILLIONS ADJUSTED EBITDA/MARGIN** IN $ MILLIONS 4.3% 4.0% 3.6% 3.4% 3.3% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 7.0% 6.7% 6.0% 6.0% 5.6% 8.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $10 $20 $30 $40 $50 $60 $70 $80

KIMBALL ELECTRONICS 22 KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Expenditures and Depreciation & Amortization Significant capex spending to fuel multi-year organic growth and expansion in ROIC (Unaudited) (IN M IL LI O N S ) $2 $4 $6 $8 $10 $12 $14 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 D&A Total Capex

KIMBALL ELECTRONICS 23 KIMBALL ELECTRONICS (Nasdaq: KE) // Capital Allocation (Unaudited) Reinvest in the business – Significant capex spending of approximately $30 million/year to fuel multi-year organic growth and expansion in ROIC Acquisitions – $50+ million of acquisitions over past five years. Going forward M&A will play an important role in strategic direction of the firm Share Repurchase – $79.7 million of common stock repurchases representing 5.3 million shares since October of 2015 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 FY16 FY17 FY18 FY19 FY20 1H21 IN M IL LI O N S

KIMBALL ELECTRONICS 24 KIMBALL ELECTRONICS (Nasdaq: KE) // Target ROIC 12.5% (Unaudited) * ROIC is a Non-GAAP term. A reconciliation is provided in the appendix of this presentation. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. 10.6% 10.3% 8.8% 7.1% 8.4% 10.3% 0% 2% 4% 6% 8% 10% 12% FY17 FY18 FY19 FY20 Q2FY20 Q2FY21

KIMBALL ELECTRONICS 25 Kimball Electronics (Nasdaq: KE) Consistent Working Capital Management and Ample Liquidity for Growth $94M CASH AND EQUIVALENTS* $205M IN TOTAL LIQUIDITY* * As of December 31, 2020 ** Range as reported for quarters ending December 31, 2019 and December 31, 2020 75-81 DAYS CASH CONVERSION CYCLE** 50-58 DAYS SALES OUTSTANDING**

KIMBALL ELECTRONICS 26 KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue growth • Focus on secular growth trends • Positive outsourcing trends • Market share gains Above Average Revenue Growth Sustainable Competitive Advantage Opportunities to Expand Profitability and Returns Track record of disciplined capital allocation decisions • Investment focus on ROIC • Repurchased $79.7 million (5.3 million shares) of common stock since October 2015 • $94 million in cash… $205 million in total liquidity* • $150 million Credit Facility, with option to increase to $225 million Significant barriers to entry • Focus in areas that require complexity, regulatory approval, and durable electronics • Sustainable long-term customer relationships Predictable & Recurring Revenue Strong Balance Sheet • 10 year+ relationships with 79% (as a % of revenue) of customers* • 3 to 10 year typical program life • Utilization rates increase • New customer programs mature • Contribution from new strategic investments * At or for the six months ended December 31, 2020

KIMBALL ELECTRONICS 27 Questions

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Thousands)	FY17	FY18	FY19	FY20	1HFY20	1HFY21
Revenue, as reported	$ 930,914	$ 1,072,061	$ 1,181,844	$ 1,200,550	$ 620,469	$ 652,353
Operating Income (GAAP)	$ 42,780	$ 42,038	$ 42,060	$ 31,996	$ 19,799	$ 33,986
Add: SERP	1,006	712	327	848	480	1,361
Add: Goodwill Impairment	-	-	-	7,925	-	-
Less: Lawsuit Proceeds	4,005	-	307	-	-	341
Adjusted Operating Income (non-GAAP)	$ 39,781	$ 42,750	$ 42,080	$ 40,769	$ 20,279	$ 35,006
Adjusted Operating Margin (non-GAAP)	4.3%	4.0%	3.6%	3.4%	3.3%	5.4%
Net Income (GAAP)	$ 34,179	$ 16,752	$ 31,558	$ 18,196	$ 13,210	$ 31,873
Add: Tax Adj. from Tax Reform	-	17,859	(251)	-	-	-
Add: After-tax Goodwill Impairment	-	-	-	6,947	-	-
Add: Adj. after Measurement Period of GES Acq.	-	-	-	2,871	-	133
Less: Lawsuit Proceeds	2,499	-	233	-	-	259
Less: Bargain Purchase Gain	925	-	-	-	-	-
Adjusted Net Income (non-GAAP)	$ 30,755	$ 34,611	$ 31,074	$ 28,014	$ 13,210	$ 31,747
Adjusted Net Income Margin (non-GAAP)	3.3%	3.2%	2.6%	2.3%	2.1%	4.9%
Adjusted Net Income (non-GAAP)	$ 30,755	$ 34,611	$ 31,074	$ 28,014	$ 13,210	$ 31,747
Add: Interest, net	207	454	4,007	4,361	2,332	1,406
Add: Depreciation & Amortization	23,904	26,376	28,873	30,872	14,986	16,762
Add: Taxes	10,076	10,164	7,104	8,853	4,330	6,726
Adjusted EBITDA (non-GAAP)	$ 64,942	$ 71,605	$ 71,058	$ 72,100	$ 34,858	$ 56,641
Adjusted EBITDA Margin (non-GAAP)	7.0%	6.7%	6.0%	6.0%	5.6%	8.7%

* Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP.

(Unaudited)

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KIMBALL ELECTRONICS 29 KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (Unaudited) (In Thousands, except per share data) FY17 FY18 FY19 FY20 Shareholders Equity, as reported 342,272$ 355,527$ 369,854$ 379,365$ Goodwill & Intangibles 10,772 10,566 40,292 31,354 Tangible Book Value 331,500$ 344,961$ 329,562$ 348,011$ Average Shares Outstanding (Dilluted) 27,530 27,007 26,082 25,428 Tangible BV/Share 12.04$ 12.77$ 12.64$ 13.69$ Diluted Earnings per Share, as reported 1.24$ 0.62$ 1.21$ 0.71$ Add: Tax Adj. from Tax Reform - 0.66 (0.01) - Add: After-tax Goodwill Impairment - - - 0.28 Add: After-tax Net Working Capital Adj. on GES Acq. - - - 0.11 Less: Impact of Settlement Proceeds from Lawsuits 0.09 - 0.01 - Less: Bargain Purchase Gain 0.03 - - - Adjusted Diluted Earnings per Share 1.12$ 1.28$ 1.19$ 1.10$

KIMBALL ELECTRONICS (Nasdaq: KE) //

Reconciliation of Non-GAAP Results

(In Thousands)	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21
Operating Income (GAAP) (TTM)	$ 39,568	$ 37,515	$ 39,177	$ 42,038	$ 39,547	$ 39,640	$ 43,007	$ 42,060	$ 46,143	$ 44,615	$ 40,706	$ 31,996	$ 38,688	$ 46,183
Add: SERP (TTM)	$ 1,049	$ 1,332	$ 930	$ 712	$ 528	$ (380)	$ 205	$ 327	$ 186	$ 1,314	$ (206)	$ 848	$ 1,420	$ 1,729
Add: Goodwill Impairment (TTM)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,925	$ 7,925	$ 7,925
Less: Lawsuit Proceeds (TTM)	$ -	$ -	$ -	$ -	$ 92	$ 92	$ 92	$ 307	$ 215	$ 215	$ 215	$ -	$ 341	$ 341
Adjusted Operating Income (non-GAAP) (TTM)	$ 40,617	$ 38,847	$ 40,107	$ 42,750	$ 39,983	$ 39,168	$ 43,120	$ 42,080	$ 46,114	$ 45,714	$ 40,285	$ 40,769	$ 47,692	$ 55,496
Tax Effect (TTM)	$8,912	$7,522	$7,823	$9,878	$9,276	$8,916	$9,765	$7,775	$8,935	$9,288	$9,090	$9,831	$9,940	$10,859
After Tax Adj. Operating Income (TTM)	$ 31,705	$ 31,325	$ 32,284	$ 32,872	$ 30,707	$ 30,252	$ 33,355	$ 34,305	$ 37,179	$ 36,426	$ 31,195	$ 30,938	$ 37,752	$ 44,637
Average Invested Capital *	$302,721	$308,339	$315,751	$319,074	$326,168	$342,408	$366,995	$390,528	$411,735	$431,910	$438,634	$437,263	$435,465	$433,192
ROIC	10.5%	10.2%	10.2%	10.3%	9.4%	8.8%	9.1%	8.8%	9.0%	8.4%	7.1%	7.1%	8.7%	10.3%

* Average Invested Capital is computed using Share Owners' equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP.

(Unaudited)

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KIMBALL ELECTRONICS 31 KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (Unaudited) * Average Invested Capital is computed using Share Owners’ equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior periods have been revised to reflect adjusted operating income excluding changes in the fair value of our SERP. (In Thousands) FY17 FY18 FY19 FY20 Q2FY20 (TTM) Q2FY21 (TTM) Operating Income (GAAP) 42,780$ 42,038$ 42,060$ 31,996$ 44,615$ 46,183$ Add: SERP 1,006$ 712$ 327$ 848$ 1,314$ 1,729$ Add: Goodwill Impairment -$ -$ -$ 7,925$ -$ 7,925$ Less: Lawsuit Proceeds 4,005$ -$ 307$ -$ 215$ 341$ Adjusted Operating Income (non-GAAP) 39,781$ 42,750$ 42,080$ 40,769$ 45,714$ 55,496$ Tax Effect 8,809$ 9,878$ 7,775$ $9,831 9,288$ 10,859$ After Tax Adj. Operating Income 30,972$ 32,872$ 34,305$ 30,938$ 36,426$ 44,637$ Average Invested Capital * 293,516$ 319,074$ 390,528$ 437,263$ 431,910$ 433,192$ ROIC 10.6% 10.3% 8.8% 7.1% 8.4% 10.3%